                                                                    EXHIBIT 10.1


                             UNITED REFINING COMPANY

               $200,000,000 10 3/4% SERIES A SENIOR NOTES DUE 2007


                               PURCHASE AGREEMENT

                                                                    June 4, 1997
                                                              New York, New York


Dillon, Read & Co. Inc.
Bear, Stearns & Co. Inc.

c/o Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

                  United Refining Company (the "Company"), a Pennsylvania corporation, agrees with you as follows:

                  1. ISSUANCE OF NOTES. The Company and Kiantone Pipeline Corporation, Kiantone Pipeline Company, United Jet Center, Inc., United Refining Company of Pennsylvania, Kwik-Fil, Inc., Kwik Fill, Inc., Independent Gasoline and Oil Company of Rochester, Inc., Bell Oil Corp., PPC, Inc., Super Test Petroleum, Inc., and Vulcan Asphalt Refining Corporation (collectively, the "Subsidiary Guarantors") proposes to issue and sell to Dillon, Read & Co. Inc. and Bear, Stearns & Co. Inc. (the "Initial Purchasers") an aggregate of $200,000,000 principal amount of 10 3/4% Series A Senior Notes due 2007 (the "Senior Notes"). The Senior Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), by and among the Company, the Subsidiary Guarantors and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"). The Company's obligations under the Senior Notes will be unconditionally guaranteed on a senior basis by each of the Subsidiary Guarantors pursuant to each of their guarantees (the "Subsidiary Guarantees"). All references herein to the Senior Notes include the related guarantees, unless the context otherwise requires. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture or the Offering Memorandum (as defined below).

                  The Senior Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration
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requirements under the Securities Act of 1933, as amended (the "Act"). The
Company has prepared a preliminary offering memorandum, dated May 16, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated and available for distribution on the date hereof (the "Offering Memorandum"), relating to the Company, the Subsidiary Guarantors and the Senior Notes.

                  The Initial Purchasers have advised the Company that the Initial Purchasers intend, as soon as it deems advisable after this Purchase Agreement has been executed and delivered, to resell (the "Exempt Resales") the Senior Notes purchased by the Initial Purchasers under this Purchase Agreement (this "Agreement") in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), (ii) institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D of the Act) that make certain representations and agreements (each, an "Institutional Accredited Investor") and (iii) other eligible purchasers pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Act; the persons specified in clauses (i)-(iii) are sometimes collectively referred to herein as the "Eligible Purchasers."

                  Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in the form of Exhibit A to this Agreement, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to (A) file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth in the Registration Rights Agreement, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 10 3/4% Series B Senior Notes due 2007 (the "Series B Senior Notes" and, together with the Senior Notes, the "Notes," which term includes the Subsidiary Guarantees related thereto) to be offered in exchange for the Senior Notes (the "Exchange Offer") and/or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Notes, and (B) use their best efforts to




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                                      -3-

cause such Registration Statements to be declared effective as soon as practicable. This Agreement, the Escrow Agreement, the Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

                  A portion of the net proceeds from the sale of the Senior Notes will be deposited with IBJ Schroder Bank & Trust Company, as escrow agent (the "Escrow Agent") as described in the Offering Memorandum and in accordance with the Escrow Agreement and the Indenture.

                  Upon original issuance of the Senior Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE U.S. TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE U.S. OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED

         TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

                  In connection with the offering of the Notes hereby, the Company will enter into a $35 million senior secured revolving credit facility (the "New Bank Credit Facility").

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the aggregate principal amount of the Senior Notes. The purchase price for the Senior Notes shall be 10 3/4% of their principal amount. The Company shall cause each Subsidiary Guarantor to unconditionally guarantee on a senior basis by such Subsidiary Guarantor the Company's obligations under the Notes.

                  3. DELIVERY AND PAYMENT. Delivery of, and payment of the purchase price for, the Senior Notes shall be made at 9:00 a.m., New York City time, on the third business day following the date of this Agreement (the "Closing Date") at the offices of Cahill Gordon & Reindel, LLP, 80 Pine Street, New York, New York 10019. The Closing Date and the location of delivery of and the form of payment for the Senior Notes may be varied by mutual agreement between the Initial Purchasers and the Company.

                  One or more of the Senior Notes in global form or certificated form, as the case may be, registered in such names as the Initial Purchasers may request upon at least one business day's notice prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of the Senior Notes sold pursuant to Exempt Resales to QIBs and Institutional Accredited Investors, in the case of the Notes in global form, and to other Eligible Purchasers, in the case of Notes in certificated form sold pursuant to Regulation S, shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor by means of transfer of immediately available funds (including book transfer) reasonably acceptable to the Initial Purchasers and the Company to the order of the Company. The Senior Notes in global form shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

                  4. AGREEMENTS OF THE ISSUERS. The Company and the Subsidiary Guarantors covenant and agree with the Initial Purchasers as follows:

                  (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for purposes contemplated by the Act. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales that are in compliance with Section 5(b) of this Agreement.

                  (b) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of, and shall not have objected to (any such objection not to be unreasonable), such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished with a copy of such amendment or supplement. The Company shall promptly prepare, upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                  (c) If, during the time that an Offering Memorandum is required to be delivered in connection with any Exempt Resales or market-making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company shall promptly notify the Initial Purchasers of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum as amended or supplemented will, in the light of the circumstances at the time that the Offering Memorandum is deliv-ered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

                  (d) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Senior Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, the Company shall not be required to qualify as foreign corporations in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (e) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel) and stamp, documentary or similar taxes imposed by the U.S. incident to and in connection with:
         (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto, (ii) the preparation and delivery of the Operative Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company and the Subsidiary Guarantors of the Senior Notes and the Subsidiary Guarantees, respectively, to the Initial Purchasers, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky memorandum and the fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the application for quotation of the Notes in the National Asso-
ciation of Securities Dealers, Inc. ("NASD") Automated Quotation - System PORTAL ("PORTAL"), including, but not limited to, all listing fees and expenses, (viii) the approval of the Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (ix) the rating of the Notes by rating agencies, (x) the fees and expenses of the Trustee and Escrow Agent and its counsel and (xi) the performance by the Company and the Subsidiary Guarantors of their other obligations under the Operative Documents, including, but not limited to, the fees, disbursements and expenses of the Company's counsel and accountants.

                  (f) To use the proceeds from the sale of the Senior Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (g) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Senior Notes.

                  (h) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes in a manner that would require the registration under the Act of the sale of the Senior Notes to the Initial Purchasers or any Eligible Purchasers.

                  (i) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available the information required by Rule 144A(d)(4) under the Act to
         (i) any Holder or beneficial owner of Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such Holder or beneficial owner designated by the Holder or beneficial owner.

                  (j) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representations letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (k) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL and to obtain approval of the Notes by DTC for "book-entry" transfer.

                  (l) From and after the Closing Date, for so long as any of the Notes remain outstanding, to deliver without charge to the Initial Purchasers, promptly upon their becoming available, copies of all reports and other communications (financial or otherwise) that the Company shall mail or otherwise make available to its securityholders and all reports or financial statements furnished to or filed by the Company and each of the Subsidiary Guarantors with the Commission or any national securities exchange.

                  (m) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared by the Company and the Subsidiary Guarantors, a copy of any regularly prepared internal financial statements of the Company and each of the Subsidiary Guarantors for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum and prior to the Closing Date.

                  (n) Not to distribute prior to the Closing Date any offering material in connection with the offer and sale of the Senior Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

                  5. REPRESENTATIONS AND WARRANTIES. (a) Each of the Company and the Subsidiary Guarantors represent and warrant to the Initial Purchasers that:

                    (i) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in connection with the Exempt Resales. Neither the Preliminary Offering Memorandum nor the Offering Memorandum, or any supplement or amendment thereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as supplemented or amended, in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for inclusion in the Preliminary Offering Memorandum or the Offering Memorandum or any sup-plement or amendment thereto. No order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued or threatened.

                   (ii) There are no securities of either the Company or any of the Subsidiary Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system.

                  (iii) John A. Catsimatidis beneficially owns 100% of the outstanding capital stock and other securities evidencing equity ownership of the Company and the Company owns 100% of the outstanding capital stock and other securities evidencing equity ownership of the Subsidiary Guarantors, free and clear of any pledge, fiduciary transfer, security interest, claim, lien, limitation on voting rights or encumbrance, and all such securities will have been duly authorized and validly issued, fully paid and nonassessable and will not have been issued in violation of, or subject to, any preemptive or similar rights. There will not be any outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest of any Subsidiary Guarantor.

                   (iv) The Company and each of the Subsidiary Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, except where the failure to obtain such authorizations, approvals, orders, licenses, certificates and permits would not result in a Material Adverse Effect, to (a) carry on its business as it is currently being conducted and as described in the Offering Memorandum and (b) own, lease, license and operate its respective properties in accordance with its business as currently conducted. The Company and each of the Subsidiary Guarantors is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, either individually or in the aggregate, result in a Material Ad-verse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), properties, assets, liabilities, results of operations or prospects of the Company and the Subsidiary Guarantors taken as a whole.

                    (v) The Company and each of the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Operative Documents and to consummate the transactions contemplated by the Operative Documents and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver the Notes and each of the Subsidiary Guarantors has all requisite corporate power and authority to execute, deliver and perform all of its obligations under the Subsidiary Guarantees.

                   (vi) This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors.

                  (vii) The Indenture has been, or upon the Closing Date will be, duly and validly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered by the Company and each of the Subsidiary Guarantors, will be a legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except that enforceability of the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                 (viii) The Senior Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and, when issued, authenticated and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Senior Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that enforceability of the Senior Notes may be limited by bankruptcy, insol-vency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Senior Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                   (ix) The Series B Senior Notes have been duly and validly authorized for issuance by the Company and, when issued, authenticated and delivered by the Company in accordance with the terms of the Exchange Offer and the Indenture, the Series B Senior Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that enforceability of the Series B Senior Notes may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Series B Senior Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                    (x) The Subsidiary Guarantees will be duly and validly authorized by the Subsidiary Guarantors and, when the Notes are executed and delivered in accordance with the terms of the Indenture and the Registration Rights Agreement, will be legal, valid and binding obligations of the Subsidiary Guarantors, enforceable against each of them in accordance with their terms, except that enforceability of the Subsidiary Guarantees may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Subsidiary Guarantees, when executed and delivered, will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                   (xi) The Registration Rights Agreement has been, or upon the Closing Date, will be, duly and validly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors and is a legal, valid and bind-ing obligation of the Company and each of the Subsidiary Guarantors, enforceable against each of them in accordance with its terms, except that (a) enforceability of the Registration Rights Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought and (b) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement will conform in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (xii) None of the Company or the Subsidiary Guarantors is (A) in violation of its charter, constitutive documents or bylaws or (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements"), or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, that, in the case of clauses (B) and (C) above, would result in a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Company or any of the Subsidiary Guarantors under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that would not result in a Material Adverse Effect.

                 (xiii) The New Bank Credit Facility has been duly and validly authorized, and when executed and delivered by the Company and Kiantone Pipeline Corporation and United Refining Company of Pennsylvania, will constitute the legal, valid and binding obligations of the Company and Kiantone Pipeline Corporation and United Refining Company of Pennsylvania, as applicable, enforceable against the Company and Kiantone Pipeline Corporation and United Refining Company of Pennsylvania, as applicable, in accordance with their terms, except that enforceability of the New Bank Credit Facility may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The New Bank Credit Facility conforms in all material respects to the description thereof in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (xiv) The Escrow Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms except that enforceability of the Escrow Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

                   (xv) The execution, delivery or performance by the Company and the Subsidiary Guarantors (as applicable) of this Agreement and the other Operative Documents to which they are a party does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any of the Subsidiary Guarantors or an acceleration of any indebtedness of the Company or any of the Subsidiary Guarantors pursuant to, (i) the charter, constitutive documents or bylaws of the Company or any of the Subsidiary Guarantors, (ii) any Agreement except for the Existing Facility as defined and described in the Offering Memorandum under the caption "Description of Certain Indebtedness," (iii) any law, statute, rule or regulation applicable to the Company or any of the Subsidiary Guarantors or their assets or properties or (iv) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Company or any of the Subsidiary Guarantors or their assets or properties that, in the case of clauses
         (ii), (iii) and (iv) above, would result in a Material Adverse Effect. Assuming the accu-racy of the representations and warranties of the Initial Purchasers in
         Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by the Company for the execution, delivery and performance by the Company and the Subsidiary Guarantors of this Agreement or any of the other Operative Documents, except (i) such as have been or will be obtained or made prior to Closing, (ii) registration of the Notes under the Act pursuant to the Registration Rights Agreement or (iii) such as may be required by the NASD. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Operative Documents, the execution, delivery and performance of the New Bank Credit Facility or any of the transactions contemplated thereby.

                  (xvi) The Company has delivered to the Initial Purchasers true and correct executed copies of the New Bank Credit Facility and there have been no amendments, alterations or modifications thereto or waivers of any of the provisions thereof. The representations and warranties of the Company set forth in the New Bank Credit Facility will be true and correct as of the Closing Date (except to the extent that any such representation or warranty was expressly made as of any other date, in which case such representation and warranty was true and correct as of such date).

                 (xvii) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company or the Subsidiary Guarantors, threatened or contemplated, to which the Company or any of the Subsidiary Guarantors is or may be a party or to which the business, assets or property of such person is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued or, to the knowledge of the Company or the Subsidiary Guarantors, that has been proposed by any governmental body or agency, domestic or foreign, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiary Guarantors is or may be subject that (x) in the case of clause (i) above, if determined adversely to the Company or the Subsidiary Guarantors, would be reasonably likely to, either individually or in the aggregate, (1) result in a Material Adverse Effect, or (2) interfere with or adversely affect the issuance of the Notes or the Subsidiary Guarantees in any jurisdiction or adversely affect the consummation of the transactions contemplated by any of the Operative Documents and (y) in the case of clauses (ii) and (iii) above, would, either individually or in the aggregate, (1) result in a Material Adverse Effect, or (2) interfere with or adversely affect the issuance of the Notes or the Subsidiary Guarantees in any jurisdiction or adversely affect the consummation of the transactions contemplated by any of the Operative Documents. Every request of any securities authority or agency of any jurisdiction for additional information with respect to Notes that has been received by the Company, the Subsidiary Guarantors or their counsel prior to the date hereof has been, or will prior to the Closing Date be, complied with in all material respects.

                (xviii) No labor disturbance by the employees of the Company or any of the Subsidiary Guarantors exists or, to the actual knowledge of the Company or the Subsidiary Guarantors, is imminent, that might reasonably be expected to have a Material Adverse Effect; the Company and the Subsidiary Guarantors are in compliance in all respects with, as applicable and except where a failure to so comply would not have a Material Adverse Effect, all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or the Subsidiary Guarantors would have any liability; none of the Company or the Subsidiary Guarantors has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" that is maintained or contributed to by the Company or the Subsidiary Guarantors that is intended to be qualified under
         Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

                  (xix) Except as set forth in the Offering Memorandum, the Company and each of the Subsidiary Guarantors (i) is in compliance with, or not subject to costs or liabilities under, all local, state, provincial, federal and foreign laws, regulations, rules of common law, orders and decrees, as in effect as of the date hereof, and any present judgments and injunctions issued or promulgated thereunder relating to pollution or protection of public and employee health and safety and the environment applicable to it or its business or operations or ownership or use of its property ("Environmental Laws"), other than noncompliance or such costs or liabilities that would not result in a Material Adverse Effect, and (ii) possesses all permits, licenses or other approvals required under applicable Environmental Laws, other than permits, licenses or approvals the lack of which would not result in a Material Adverse Effect. All currently pending and, to their knowledge, threatened proceedings, notices of violation, demands, notices of potential responsibility or liability, suits and existing environmental conditions with respect to which the Company or the Subsidiary Guarantors could reasonably be expected to have any liability are fully and accurately described in all material respects in the Offering Memorandum except as would not have a Material Adverse Effect.

                   (xx) The Company and each of the Subsidiary Guarantors has
         (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it and good and marketable title to the leasehold estates in the real and personal property described in the Offering Memorandum as leased by it, free and clear of all Liens (as defined in the Indenture), except for Liens described in the Offering Memorandum, Liens permitted under the Indenture and such Liens as would not have a Material Adverse Effect,
         (ii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state, local and foreign authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not have a Material Adverse Effect, and (iii) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization, other than revocations that would not result in a Material Adverse Effect. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such

         Authorizations are valid and in full force and effect and the Company and each of the Subsidiary Guarantors is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations. All leases to which the Company or any of the Subsidiary Guarantors is a party are valid and binding, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought and no default has occurred and is continuing thereunder, other than defaults that would not result in a Material Adverse Effect.

                  (xxi) The Company and each of the Subsidiary Guarantors owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") necessary to conduct the businesses operated by it as described in the Offering Memorandum, other than such Intellectual Property the failure to own, possess or have the right to employ would not result in a Material Adverse Effect. None of the Company or the Subsidiary Guarantors has received any notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiary Guarantors does not infringe on the rights of any person.

                 (xxii) All tax returns required to be filed by the Company and each of the Subsidiary Guarantors have been filed in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with generally accepted accounting principles or those currently payable without penalty or interest, except where the failure to make any such filing or payment would not have a Material Adverse Effect. To the knowledge of the Company and each of the Subsidiary Guarantors, there are no material proposed additional tax assessments against any of them or their assets or property.

                (xxiii) None of the Company or the Subsidiary Guarantors is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous foreign laws and regulations.

                 (xxiv) Except with respect to the Notes, there are no holders of securities of the Company or any of the Subsidiary Guarantors who have the right to request or demand that the Company or any of the Subsidiary Guarantors register under the Act or analogous foreign laws and regulations any of such securities held by any such holders.

                  (xxv) The Company and each of the Subsidiary Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (xxvi) The Company and each of the Subsidiary Guarantors maintains insurance covering its properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect the Company and the Subsidiary Guarantors and their businesses. None of the Company or the Subsidiary Guarantors has received notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures will have to be made in order to continue any insurance maintained by any of them other than capital improvements and other expenditures that have been budgeted by the Company or the Subsidiary Guarantors, as the case may be.

                (xxvii) None of the Company, the Subsidiary Guarantors or their Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Senior Notes or (B) since the date of the Preliminary Offering Memorandum (x) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Senior Notes in a manner that would require registration of the Senior Notes under the Act or (y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of the Subsidiary Guarantors in a manner that would require registration of the Senior Notes under the Act.

               (xxviii) No registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming in each case that (A) the purchasers who buy the Senior Notes in the Exempt Resales are either QIBs or Accredited Investors and (B) the accuracy of and compliance with the Initial Purchasers' representations, warranties and covenants contained in Section 5(b) of this Agreement. No form of general solicitation or general advertising (prohibited by the Act in connection with offers or sales such as the Exempt Resales) was used by the Company, any of the Subsidiary Guarantors or any of their representatives (provided that no representation is being made in this paragraph (xxviii) with respect to the Initial Purchasers) in connection with the offer and sale of any of the Senior Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                 (xxix) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes and Subsidiary Guarantees to be purchased by the QIBs and the Accredited Investors will not involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code. The representation made by the Company and each of the Subsidiary Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the QIBs and the Accredited Investors as set forth in the Offering Memorandum under the caption "Transfer Restrictions."

                  (xxx) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                 (xxxi) As of February 28, 1997, neither the Company nor any of the Subsidiary Guarantors had any material liabilities or obligations, direct or contingent, that were not set forth in the Company's consolidated balance sheet as February 28, 1997, or in the notes thereto. Since February 28, 1997 and up to the Closing Date, except as set forth in the Offering Memorandum, (a) none of the Company or the Subsidiary Guarantors has (1) incurred any liabilities or obligations, direct or contingent, that are not in the ordinary course of business that would have a Material Adverse Effect or (2) entered into any material transaction not in the ordinary course of business, and (b) there has not been any event or development in respect of the business, development or financial condition of the Company that would, either individually or in the aggregate, result in a Material Adverse Effect.

                (xxxii) Neither the Company nor any of the Subsidiary Guarantors (nor any agent thereof acting its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

               (xxxiii) The accountants who have certified or shall certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants within the meaning of the Act. The historical financial statements of the Company comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the consolidated financial position and results of operations of the Company at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods presented (except as disclosed in the Offering Memorandum) and comply as to form with the rules and regulations promulgated under the Act. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the Offering Memorandum, this Agreement and the other Operative Documents. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Company and the Subsidiary Guarantors.

                (xxxiv) None of the Company or the Subsidiary Guarantors (A) is "insolvent" as that term is defined in Section 101(32) of the United States Bankruptcy Code (the "Bankruptcy Code") (11 U.S.C. Section 101(32)), Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or
         Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (B) has "unreasonably small capital" as that term is used in Section 548(a)(2)(ii) of the Bankruptcy Code or Section 5 of the UFCA, (C) is engaged or about to engage in a business or transaction for which its remaining property is "unreasonably small" in relation to the business or transaction as that term is used in Section 4 of the UFTA or (D) is unable to pay its debts as they mature or become due, within the meaning of Section 548(a)(2)(B)(iii) of the Bankruptcy Code, Section 4 of the UFTA and Section 6 of the UFCA. The Company and each of the Subsidiary Guarantors now owns assets having a value both at "fair valuation" and at "present fair saleable value" greater than the amount required to pay its "debts" as such terms are used in Section 2 of the UFTA and Section 2 of the UFCA. None of the Company or the Subsidiary Guarantors will be rendered insolvent by the execution and delivery of any of the Operative Documents or the New Bank Credit Facility or by the transactions contemplated hereunder or thereunder.

                 (xxxv) Except as described in the section entitled "Certain Relationships and Related Transactions" in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of the Subsidiary Guarantors and any other person other than the Initial Purchasers that would give rise to a valid claim against the Company, the Subsidiary Guarantors or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                (xxxvi) The Company has the authorized, issued and outstanding capitalization set forth in the Offering Memorandum under the caption "Capitalization"; all of the outstanding capital stock of the Company has been duly authorized and validly issued, is or will be on the Closing Date fully paid and nonassessable and was not issued in violation of any preemptive or similar rights.

               (xxxvii) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent the Company's good faith estimates that are made on the basis of data derived from such sources.

              (xxxviii) Each certificate signed by any officer of the Company or any of the Subsidiary Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Company or such Subsidiary Guarantor to the Initial Purchasers as to the matters covered by such certificate.

                  The Company and each of the Subsidiary Guarantors acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 of this Agreement, the various law firms acting as counsel to the Company and each of the Subsidiary Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Company and each Subsidiary Guarantor hereby consent to such reliance.

                  (b) The Initial Purchasers represent, warrant and covenant (as to themselves only) to the Company that they are

QIBs with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the securities. The Initial Purchasers represent, warrant and agree (as to themselves only) with the Company that (i) they have not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and (ii) they have and will solicit offers for the Notes only from, and will offer the Notes only to, (x) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, (y) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be Institutional Accredited Investors that, prior to their purchase of the Notes, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex C to the Offering Memorandum or (z) persons other than U.S. persons outside the U.S. in reliance on Regulation S.

                  The Initial Purchasers represent and warrant that the source of funds being used by them to acquire the Notes does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the Code).

                  The Initial Purchasers understand that the Company and, for purposes of the opinion to be delivered to them pursuant to Section 8(f) hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

                  6. INDEMNIFICATION. (a) Each of the Company and the Subsidiary Guarantors, on a joint and several basis, agrees to indemnify and hold harmless the Initial Purchasers, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of the Initial Purchasers and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Subsidiary Guarantors will not be liable (i) in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein or (ii) with respect to the Preliminary Offering Memorandum, to the extent that any such loss, claim, damage or liability results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary Offering Memorandum that was corrected in the final Offering Memorandum, if the Company or the Subsidiary Guarantors shall sustain the burden of proving that such Indemnified Person sold Notes to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Offering Memorandum as then amended or supplemented even though the Company and the Subsidiary Guarantors had previously furnished copies thereof to such Indemnified Person. This indemnity agreement will be in addition to any liability that the Company may otherwise have, including, but not limited to, under this Agreement.

                  (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of its agents, employees, officers and directors and the agents, employees, officers and directors of such controlling person from and against any losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not lim-ited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all reasonable amounts paid in settlement of any claim or litigation) to which they or either of them may become subject under the Act, the Exchange Act or otherwise insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by the Initial Purchasers expressly for use therein. The Company and the Initial Purchasers acknowledge that the information set forth in Section 9 is the only information furnished in writing by the Initial Purchasers to the Company expressly for use in the Offering Memorandum.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                  7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, the Company, the Subsidiary Guarantors and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action or any claims asserted) to which the Company and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Senior Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connec-tion with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Senior Notes (net of discounts and commissions but before deducting expenses) received by the Company and the Subsidiary Guarantors and (y) the total discounts and commissions received by the Initial Purchasers as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

                  The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Senior Notes pursuant to this Agreement exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. No party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

                  8. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase and pay for the Senior Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

                  (a) All of the representations and warranties of the Company and the Subsidiary Guarantors contained in this Agreement shall be true and correct on the date of this Agreement and on the Closing Date. The Company and the Subsidiary Guarantors shall have performed or complied with all of the agreements contained in this Agreement and required to be performed or complied with by then at or prior to the Closing Date.

                  (b) No stop order suspending the qualification or exemption from qualification of the Senior Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Senior Notes or the Exchange Offer; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Subsidiary Guarantors, threatened against the Company and/or the Subsidiary Guarantors before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would result in a Material Adverse Effect.

                  (d) Since February 28, 1997, except as contemplated by the Offering Memorandum, neither the Company nor any of the Subsidiary Guarantors had any material liabilities or obligations, direct or contingent, that were not set forth in the Company's consolidated balance sheet as of February 28, 1997 or in the notes thereto. Since February 28, 1997 and up to the Closing Date, except as set forth in the Offering Memorandum, (a) none of the Company or the Subsidiary Guarantors has (1) incurred any liabilities or obligations, direct or contingent, that are material to any of them (other than obligations to sell petroleum products in the ordinary course of business) or (2) entered into any material transaction not in the ordinary course of business, and (b) there has not been any event or development that would result in a Material Adverse Effect.

                  (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by (i) the Chief Executive Officer and
         (ii) the chief financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs
         (a), (b), (c) and (d) of this Section 8.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, addressed to the Initial Purchasers, of Lowenthal, Landau, Fischer & Bring, P.C., counsel to the Company, in form and substance as set forth in Exhibit B hereto.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory in form and substance to the Initial Purchasers) dated the Closing Date of Cahill Gordon & Reindel, special counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (h) Prior to the execution of this Agreement, the Initial Purchasers shall have received a "comfort letter" from BDO Seidman LLP, independent public accountants for the Company, dated as of the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. In addition, as of the Closing Date, the Initial Purchasers shall have received a "bring-down comfort letter" from BDO Seidman LLP in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers covering the same items and matters as covered in the "comfort letter" but as of a date that is not more than three days prior to the date thereof and any changes and additions to the Preliminary Offering Memorandum that were made producing the Offering Memorandum.

                  (i) The Initial Purchasers shall have received from Ernst & Young/Wright Killen (satisfactory in form and substance to the Initial Purchasers and counsel to the Initial Purchasers) a report and analysis of the strategy and economics of the refinery expansion and retail capital improvements outlined in the Offering Memorandum.

                  (j) The Company, the Subsidiary Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (k) The Company and the Subsidiary Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (l) The Company, the Subsidiary Guarantors and the Escrow Agent shall have entered into the Escrow Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (m) The Company shall have entered into the New Bank Credit Facility, which shall be in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers; and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (n) The Initial Purchasers shall have been furnished with certified copies of such documents as they may reasonably request, including, but not limited to, certified copies of the New Bank Credit Facility, and all closing documents from the closings of the transactions contemplated hereby.

                  (o) Cahill Gordon & Reindel, counsel to the Initial Purchasers, shall have been furnished with such documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

            If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except that the Company shall reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable expense of Initial Purchasers' counsel, incurred by the Initial Purchasers in connection with this Agreement. Notwithstanding any such termination, the provisions of Sections 4(e), 6, 7, 10, 11(d) and 14 shall remain in effect.

            The Company's obligation under this Agreement to sell the Senior Notes to the Initial Purchasers on the Closing Date is subject to the Initial Purchasers purchasing and paying for all of the Senior Notes.

            9. INITIAL PURCHASERS' INFORMATION. The Company and the Initial Purchasers severally acknowledge that the statements with respect to the offer and sale of the Senior Notes set forth in the first sentence of the second paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

            10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(e) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company, any of the Subsidiary Guarantors or any controlling person of any thereof, and shall survive delivery of and payment for the Senior Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(e), 6, 7, 11(d) and 14 shall survive the termination of this Agreement, including pursuant to Sections 8 and 11.

            11. EFFECTIVE DATE OF AGREEMENT; TERMINATION. (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

            (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' if, on or prior to such date,
      (i) the Company or any of the Subsidiary Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed under this Agreement, (ii) any other condition of the obligations of the Initial Purchasers under this Agreement as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by federal or New York authorities, or if a moratorium in foreign exchange trading by major international banks or persons shall have been declared, (v) there is an outbreak or escalation of armed hostilities involving the United States on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum or
      (vi) there shall have been such a material adverse change in general economic, political or financial conditions or the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Senior Notes on the terms and in the manner contemplated in the Offering Memorandum.

            (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 12 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

            (d) If this Agreement shall be terminated pursuant to clause (i) or
      (ii) of Section 11(b), or if the sale of the Senior Notes provided for in this Agreement is not consummated because any condition to the obligations of the Initial Purchasers set forth in this Agreement is not satisfied or because of any refusal, inability or failure on the part of either of the Company or any Subsidiary Guarantor to perform any agreement in this Agreement or comply with any provision of this Agreement, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all of its reasonable out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

            12. NOTICE. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022 (telephone: (212) 906-7000), Attention: Corporate Finance Department, telecopy number: (212) 593-0164; and if sent to the Company or the Subsidiary Guarantors, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to United Refining Company, 15 Bradley Street, Warren, Pennsylvania 16365 (telephone: (814) 726-4655), Attention: Myron Turfitt, telecopy number:
(814) 723-4371 and Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, 10th floor, New York, New York 10177 (telephone: (212) 986-1116, telecopy number: (212) 986-0604.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged if telecopied; and one business day after being timely delivered to a next-day air courier.

            13. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the Subsidiary Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Senior Notes from the Initial Purchasers.

            14. CONSTRUCTION. This Agreement shall be construed in accordance with the internal laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law) and each of the parties hereto consent to the jurisdiction of the courts of the State of New York. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York and the U.S. Federal Courts sitting in the City of New York for the purposes of any suit, action or proceeding arising out of or relating to this Indenture. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Initial Purchasers to bring proceedings against the Company in the courts of any other jurisdiction.

            15. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

            16. COUNTERPARTS. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.


                                    UNITED REFINING COMPANY


                                    By:________________________
                                       Name:
                                       Title:


                                    KIANTONE PIPELINE CORPORATION


                                    By:________________________
                                       Name:
                                       Title:


                                    KIANTONE PIPELINE COMPANY


                                    By:________________________
                                       Name:
                                       Title:

                                    UNITED JET CENTER, INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    UNITED REFINING COMPANY OF
                                      PENNSYLVANIA


                                    By:________________________
                                       Name:
                                       Title:


                                    KWIK FILL, INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    INDEPENDENT GASOLINE AND OIL
                                      COMPANY OF ROCHESTER, INC.


                                    By:_________________________
                                       Name:
                                       Title:


                                    BELL OIL CORP.


                                    By:_________________________
                                       Name:
                                       Title:


                                    PPC, INC.


                                    By:_________________________
                                       Name:
                                       Title:

                                    SUPER TEST PETROLEUM, INC.


                                    By:_________________________
                                       Name:
                                       Title:


                                    KWIK-FIL, INC.


                                    By:_________________________
                                       Name:
                                       Title:


                                    VULCAN ASPHALT REFINING
                                      CORPORATION


                                    By:_________________________
                                       Name:
                                       Title:


Confirmed and accepted as
  of the date first above
  written:

DILLON, READ & CO. INC.


By:________________________
   Name:
   Title:

                                    Exhibit A


                      Form of Registration Rights Agreement